10-Q SUBSEQUENT EVENTS	3 Months Ended
Mar. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On January 3, 2022, the Company made an additional SSOF Advance of $1,300,000, for use by SSE in paying deposits for contracted property purchases. SSE assigned all assignable rights, title and interest in SSE’s property purchases to the Company until such time as the SSOF Advances are repaid.
On January 20, 2022, the Compensation Committee of the Company’s Board of Directors authorized a special cash award of $150,000 to William McCarthy, the Company’s Chief Operating Officer, for superlative efforts.
LP Biosciences LLC
On February 28, 2022, the Company and the other parties to the LP Biosciences transactions mutually agreed to terminate the Transaction Documents. Upon termination of the transactions, each of the parties were relieved of their respective rights, liabilities, expenses, and obligations under the transactions except for payment obligations under the termination agreement and tax obligations in respect of their ownership of LPB through the date of termination. In connection with the termination, 3,500,000 restricted shares of the Company’s common stock were transferred back to the Company for cancellation upon receipt. The Company incurred additional expenses of approximately $250,000 in connection with the termination of the transaction.
Litigation
On August 20, 2021, the former employees filed a wrongful termination lawsuit against the Company, its Board of Directors, its Audit and Finance Committee, its Chief Executive Officer and certain of its managers for the termination of their employment. On March 4, 2022, the Company and the former employees agreed to a settlement, which will result in the litigation being dismissed. At December 31, 2021, the Company has accrued the agreed upon severance and related costs.
Tonogold Option Agreement, Reconveyance of Lucerne mine and related assets, and Tonogold Note Receivable
On March 26, 2022, the Company entered into an Option Agreement with Tonogold (the “Lucerne Option”). Subject to certain conditions under the Lucerne Option (including the obligation to complete certain capital raising thresholds and technical reports), Tonogold will re-convey 100% of the previously sold membership interests of Comstock Mining LLC, the entity that owns the Lucerne mine, to the Company, in exchange for the Company forgiving Tonogold’s payment obligations under secured note in the principal amount of $6,650,000 owed by Tonogold to the Company.
Under the Lucerne Option, Tonogold will pay the Company a non-refundable $750,000 option fee for the right to purchase the membership interests of Comstock Mining LLC for $7,750,000 on or prior to December 31, 2022. Tonogold will also be entitled to pay an additional $500,000 non-refundable extension fee to extend the last day of the option exercise period from December 31, 2022, to July 1, 2023. In order to maintain its right to exercise the option, Tonogold bears the responsibility for certain reclamation liabilities, assumes responsibility for the guarantee of the Company’s future payments of capital contributions required under the operating agreement of Northern Comstock and provide payment for all obligations that Tonogold would have otherwise been required to assume under the original purchase agreement and related documents, including the NSR royalty on the Lucerne properties, mineral exploration and mining lease payments, payments related to the Lease Option Agreement, and for certain other properties acquired by Tonogold.
SUBSEQUENT EVENTSOn April 7, 2022, the Company purchased approximately 190 industrial acres in Lyon County, Nevada (the "Haywood Quarry”) for a total purchase price of $2.1 million. $50,000 of the purchase price was paid in cash and the remainder of the purchase price was paid via 1,500,000 shares of the Company's common stock. If such shares are sold for proceeds less than $2,050,000, then the Company will pay the seller cash equal to the shortfall. If such shares are sold for proceeds greater than $2,050,000, the seller will return cash or shares still held to the Company. Closing of the purchase of the Haywood Quarry will occur upon the seller's receipt of $2.1 million in cash. The Haywood property represents approximately 190 industrial acres in Lyon County, Nevada, and is part of one of the largest industrial parks in Lyon County. The Property has power, water and immediate highway access. The Company plans to immediately employ a portion of the property for used lithium-ion battery (“LIB”) storage, to support the battery metal recycling operations of LINICO. The property will receive, sort, and store waste LIBs and has immediate and easy access to roadways which simplifies as-needed transportation to LiNiCo’s battery metal crushing, separating and processing facility.
On April 12, 2022, the Company entered into an equity purchase agreement (the “Purchase Agreement”) with Leviston Resources LLC (“Leviston”) for the purchase of up to $10,000,000 worth of shares of the Company’s common stock from time to time, at the Company’s option, on terms deemed favorable to the Company. Sales of common stock, if any, under the Purchase Agreement may be made in sales deemed to be “at-the-market” equity offerings at a discount of 10% to the volume weighted average sales price of the common stock on the date that Leviston receives a capital call from the Company. In consideration of Leviston’s agreement to enter the Purchase Agreement, the Company agreed to deliver additional shares of common stock with value of $300,000 to Leviston, for no additional consideration, on the first settlement date with respect to a put notice delivered by the Company.
On April 13, 2022, the Company's compensation committee increased the base compensation of our named executive officers, effective March 28, 2022 by a total of $535,000.